SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

KOS PHARMACEUTICALS, INC

(Exact name of registrant as specified in its charter)

FLORIDA	000-22171	65-0670898

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1001 BRICKELL BAY DRIVE
25th FLOOR
MIAMI, FLORIDA 33131
(Address of principal executive offices)

305-577-3464
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of the Company dated November 4, 2003.
99.2	Press Release of the Company dated November 4, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 4, 2003, Kos Pharmaceuticals, Inc. (the “Company”) issued a joint press release regarding its Co-promotion Agreement dated as of October 29, 2003, with Takeda Pharmaceuticals North America, Inc. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     Also on November 4, 2003, the Company issued a press release setting forth certain projections regarding its financial results for its 2004 fiscal year. A copy of this press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing to this Item 12.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOS PHARMACEUTICALS, INC.

By: /s/ Adrian Adams

Name: Adrian Adams Title: President and Chief Executive Officer

Dated: November 3, 2003

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of the Company dated November 4, 2003.
99.2	Press Release of the Company dated November 4, 2003.

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